Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ariba, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert M. Calderoni, as President and Chief Executive Officer of the Company, and James W. Frankola, as Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT M. CALDERONI
Robert M. Calderoni Chief Executive Officer April 10, 2003

/s/ JAMES W. FRANKOLA
James W. Frankola Chief Financial Officer April 10, 2003